SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           27-May-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-08             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   27-May-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 27-May-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         27-May-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        27-May-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  190,000,000    187,943,752    1,876,471    1.66000%       277,321
 A-2  222,000,000    221,301,376    2,055,969    1.70000%       334,411
 A-3  50,000,000     49,842,652      463,056     1.65000%       73,103
A-IO  254,100,000    252,498,279        0        6.68000%      1,466,046
 M-1  33,000,000     33,000,000         0        2.20000%       64,533
 M-2  19,250,000     19,250,000         0        3.12000%       53,387
 M-3   6,875,000      6,875,000         0        3.32000%       20,289
 B-1  16,500,000     16,500,000         0        4.32000%       63,360
 B-2   6,875,000      6,875,000         0        5.32000%       32,511
 B-3   5,500,000      5,500,000         0        6.32000%       30,898
  X   550,000,050    547,087,780        0                      1,054,770
  R       50              0             0        1.70000%          0
Total 550,000,050    547,087,780    4,395,496                  3,470,630

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         2,153,793         0      186,067,281
 A-2      N/A         2,390,380         0      219,245,407
 A-3      N/A          536,159          0       49,379,596
A-IO      N/A         1,466,046         0      250,080,757
 M-1      0.00         64,533           0       33,000,000
 M-2      0.00         53,387           0       19,250,000
 M-3      0.00         20,289           0       6,875,000
 B-1      0.00         63,360           0       16,500,000
 B-2      0.00         32,511           0       6,875,000
 B-3      0.00         30,898           0       5,500,000
  X       N/A         1,054,770         0      542,692,285
  R       N/A             0             0           0
Total     0.00        7,866,125         0      542,692,285

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NN88     9.87616347    1.45958658  11.33575005
 A-2   22541NN96     9.26112018    1.50635572  10.76747590
 A-3   22541NP29     9.26112020    1.46205120  10.72317140
A-IO   22541NP37     0.00000000    5.76956462   5.76956462
 M-1   22541NP52     0.00000000    1.95555545   1.95555545
 M-2   22541NP60     0.00000000    2.77333351   2.77333351
 M-3   22541NQ28     0.00000000    2.95111127   2.95111127
 B-1   22541NP78     0.00000000    3.84000000   3.84000000
 B-2   22541NP86     0.00000000    4.72888873   4.72888873
 B-3   22541NP94     0.00000000    5.61777818   5.61777818
  X    22541NN70     0.00000000    1.91776419   1.91776419
  R    22541NP45     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    979.30148111
 A-2  0.00000000    987.59192392
 A-3  0.00000000    987.59192380
A-IO  0.00000000    984.18243444
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    986.71315523
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  207,775,365  295,131,398     502,906,763
     Scheduled Principal               145,561      218,781         364,341
     Prepayments (Incls Curtail)     1,730,911    2,300,244       4,031,154
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      1,876,471    2,519,025       4,395,496
     Net Realized Losses                     0            0               0
Ending Balance                     205,898,894  292,612,374     498,511,268
Ending Count                             1,693        2,192           3,885

Aggregate End Coll Bal             222,257,757  320,434,527     542,692,285

Ending Overcollateralization Amount                                       0

Prefunding Account:
Beginning Balance                   26,851,852   41,733,496      68,585,347
Subsequent Transfer                 10,492,988   13,911,342      24,404,330
Added to available cert prin                 0            0               0
Amount in Prefund Acct              16,358,863   27,822,154      44,181,017

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,339,628    1,901,171       3,240,799
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
                                     1,339,628    1,901,171       3,240,799
Capitalized Interest Account:
Beginning Balance                                                   560,311
less: Cap Int Require                   70,571      120,022         190,593
less: W/draw Overfund Int Amt to Depositor                          198,417
Ending Balance                                                      171,301

Servicing Fee                           86,573      122,971         209,544
Trustee Fee                                831        1,181           2,012
FSA Premium                              9,397        2,492          11,889
Credit Risk Manager Fee                  3,030        4,304           7,334
LPMI                                         0            0               0
Dividend Rewards                             0        1,845           1,845

Current Advances as of determination date                         1,334,291
Outstanding Advances  (end of prior calendar month)                 447,867

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     34             3,412,379      2           159,760
Grp 2     32             4,150,102      3           438,929
Total     66             7,562,482      5           598,690
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      1               132,353
Grp 2      0                     0
Total      1               132,353
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    1,693         205,898,894
Grp 2    2,192         292,612,374
Total    3,885         498,511,268

     Foreclosure
Grp 1    Count              Balance
Grp 2      1                91,979
Total      3               576,631
           4               668,610
     Bankruptcy
         Count              Balance
Grp 1      5               521,765
Grp 2      4               679,240
Total      9             1,201,005

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         12
Prin Bal of Loans for which Prepay Prems were collected           1,534,340
Current amount of Prepayment Premiums                                60,473

Current Delinquency Rate (60+days)                                  0.47921%
Rolling Three Month Delinquency Rate (60+days)                      0.30919%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     345
Weighted Average Gross Coupon of Mortgage Loans                     8.23736%
Weighted Average Net Coupon of Mortgage Loans                       7.71066%

Aggregate number of Mortgage Loans in the pool                        3,885

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      16.08517%

Net Excess Spread                                                   2.24449%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000






     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee